Exhibit 99.1
FOR IMMEDIATE RELEASE
Allegheny Energy Reports Strong Financial Results for Fourth Quarter, Full Year 2006
GREENSBURG, Pa., February 8, 2007 — Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the fourth quarter and full year 2006. To provide a better understanding of core results and trends, Allegheny Energy also reported adjusted financial results, as shown in the table below:

	$ millions		Per share
	2006	2005	2006	2005
Three Months Ended December 31
Consolidated net income-GAAP	$64.6	$3.1	$0.38	$0.02
Adjusted net income	61.8	3.4	0.37	0.02

Twelve Months Ended December 31
Consolidated net income-GAAP	$319.3	$63.1	$1.89	$0.40
Adjusted net income	307.8	149.6	1.83	0.94
Adjusted net income for all periods shown above excludes results of discontinued operations. There were no other adjustments for the three months ended December 31, 2006. For the three months ended December 31, 2005, adjusted net income excluded a $5.9 million (after-tax) charge due to the effect of an accounting change. For information on adjustments for both twelve-month periods, and the calculation of adjusted net income for all periods, see the attached reconciliation of non-GAAP financial measures.
“We delivered strong earnings growth in 2006, aided by a solid fourth quarter,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “Improved performance at our power plants, reduced costs and lower interest expense more than offset the effect of lower market prices and mild weather in the fourth quarter. Looking ahead, we remain focused on growing earnings and building shareholder value through improving operations, managing the transition to market-based rates and expanding our transmission system.”

Fourth Quarter Consolidated Results
Adjusted net income for the fourth quarter of 2006 increased by $58.4 million compared to the same period in 2005. Key factors contributing to the improved results include the following:
•	Operating revenues increased by $12.8 million, reflecting improved plant performance, higher generation rates in Pennsylvania and the expiration of a below-market power sales contract, partially offset by lower market prices, the expiration of a power purchase agreement with the Ohio Valley Electric Corporation (OVEC) and milder weather. During the fourth quarter of 2005, unplanned power plant outages adversely affected Allegheny’s financial results.

•	Fuel expense increased by $9.9 million, largely due to higher prices paid for coal and increased coal usage.

•	Purchased power and transmission expense decreased by $36.4 million, reflecting reduced purchases from OVEC and the sale of the former Ohio service territory.

•	Operations and maintenance expense decreased by $27.6 million, due in part to lower special maintenance costs at the company’s power plants and increased costs in the previous year due to a severe October snowstorm.

•	Depreciation and amortization expense decreased by $8.8 million, largely due to the previously disclosed extension of the estimated lives of unregulated power plants.

•	Interest expense decreased by $10.2 million, due to a lower debt balance.

•	Income taxes for the quarter increased by $33.3 million, reflecting an increase in pre-tax income of $92.2 million.
Adjusted EBITDA for the fourth quarter of 2006 was $234.7 million, an increase of $72.6 million compared to the same period of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA and a reconciliation of EBITDA to net income are attached to this release.
Fourth Quarter Segment Results
To provide a better understanding of core results and trends, Allegheny also reported adjusted financial results for each segment, as shown in the table below.
Three Months Ended December 31
($ millions)

	2006	2005
Delivery and Services:
Net income- GAAP	$65.9	$38.3
Adjusted net income	66.9	34.8

Generation and Marketing:
Net loss — GAAP	$(1.3)	$(35.2)
Adjusted net loss	(5.1)	(31.5)
Adjusted results for both periods shown exclude results of discontinued operations. For the three months ended December 31, 2005, adjusted results for the Generation and Marketing segment also exclude the charge related to the accounting change previously mentioned. For further information, see the attached reconciliation of non-GAAP financial measures.

Delivery and Services: Adjusted net income for the quarter increased by $32.1 million compared to the same quarter of the prior year. Operating revenues and retail electric kilowatt-hour sales decreased by $31.4 million and 10.2 percent, respectively. The decrease in operating revenues reflected the expirations of a below-market power sales contract and transmission capacity contracts, along with milder weather. The impact of these factors was partially offset by higher Pennsylvania generation rates, the impact of the sale of the Ohio service territory and customer growth. Purchased power and transmission costs decreased by $28.3 million, primarily due to the below-market sales contract expiration, the impact of the sale of the Ohio territory and milder weather, partially offset by higher Pennsylvania generation rates and customer growth. Operations and maintenance expense decreased by $12.3 million, reflecting lower employee and contract work costs and the costs associated with the previously mentioned snowstorm in the fourth quarter of 2005. Taxes other than income taxes decreased by $8.2 million, primarily due to a decrease in reserves. Interest expense decreased by $2.4 million, reflecting lower debt balances. Pre-tax income increased by $18.2 million compared to the fourth quarter of 2005. Income taxes decreased by $13.9 million, primarily due to favorable resolutions of tax issues.
Generation and Marketing: The adjusted net loss for the quarter decreased by $26.4 million compared to same quarter of the prior year. The loss for the fourth quarter of 2005 reflected the adverse impact of the unplanned outages previously mentioned. Operating revenues in the fourth quarter of 2006 increased by $39.2 million, reflecting better power plant performance, higher generation rates in Pennsylvania and the expiration of a below-market contract, partially offset by lower market prices and the expiration of the OVEC agreement. Fuel costs increased by $9.9 million as a result of higher coal prices and increased coal usage. Purchased power and transmission expense decreased by $12.8 million, reflecting reduced purchases from OVEC. Operations and maintenance expense decreased by $15.8 million, largely due to lower special maintenance costs at power plants. Depreciation and amortization decreased by $8.5 million, reflecting the previously mentioned extension of unregulated power plants’ estimated lives. Interest expense decreased by $7.4 million, reflecting lower debt outstanding. As a result, pre-tax income for the fourth quarter was $26.0 million, a $74.1 million increase compared to a loss of $48.1 million for the fourth quarter of 2005. Income taxes increased by $47.2 million, primarily due to higher pre-tax income and, to a lesser extent, an increase in reserves associated with an open tax position taken in previous years.
Discontinued Operations: For the fourth quarter of 2006, Allegheny Energy reported income from discontinued operations of $2.8 million, compared to income of $5.7 million in the same quarter of the prior year. The 2006 results reflect adjustments associated with the sale of Midwest peaking units, including the December 2006 sale of the Gleason power station, which represents the last in a series of previously announced asset sales.
Reclassification: During the fourth quarter of 2006, Allegheny began classifying fuel handling and residual disposal costs as fuel expenses. Formerly, such costs were classified as operations and maintenance expenses. The company made this change to improve comparability with other energy and utility companies and to more closely conform to industry standards. The reclassification had no impact on net income in any of the reporting periods. In the attached Consolidated Statement of Operations, fuel and operations and maintenance expenses for all periods ending December 31, 2006 and December 31, 2005 reflect this reclassification. Fuel handling and disposal costs for the fourth quarter of 2006 were $6.4 million, compared to $6.1 million in the fourth quarter of 2005. Fuel handling and disposal costs for the full year 2006 and 2005 were $24.7 million and $22.4 million, respectively.

Full Year Segment Results
Twelve Months Ended December 31
($ millions)

	2006	2005
Delivery and Services:
Net income — GAAP	$179.4	$113.2
Adjusted net income	181.4	143.4

Generation and Marketing:
Net income (loss) — GAAP	$139.9	$(50.1)
Adjusted net income	126.5	6.2
Adjusted net income for the twelve-month periods excludes results from discontinued operations and other adjustments detailed in the attached reconciliation of non-GAAP financial measures.
Reconciliation of Non-GAAP Financial Measures
This news release and the attached table include non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, we present financial information on an adjusted basis to exclude the effect of certain items as described herein. By presenting adjusted results, management intends to provide investors with a better understanding of the core results and underlying trends from which to consider past performance and prospects for the future. We also present EBITDA as an additional measure of our operating performance.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. Neither the adjusted information nor EBITDA should be considered in isolation or viewed as substitutes for or superior to net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, neither the adjusted information nor EBITDA are necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, we have attached tables that reconcile non-GAAP financial measures, including those presented in this release, to the most directly comparable GAAP measures.
Investor Conference Call
Allegheny Energy will comment further on these results in an investor conference call at 8:30 a.m. Eastern Time on Friday, February 9, 2007. To listen to a live Internet broadcast of the call, visit www.alleghenyenergy.com. A taped replay of the call will be available after the live broadcast.

Allegheny Energy
Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned utility consisting of two major businesses. Allegheny Energy Supply owns and operates electric generating facilities, and Allegheny Power delivers low-cost, reliable electric service to customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit our Web site at www.alleghenyenergy.com.
Forward-Looking Statements
In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s delivery business, Allegheny Power; the closing of various agreements; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort (“PLR”) and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in customer switching behavior and their resulting effects on existing and future PLR load requirements; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; changes in PJM, including changes to participants rules and tariffs; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports and registration statements filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. Allegheny Energy undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share amounts)	2006	2005	2006	2005
Operating revenues	$736,963	$724,143	$3,121,489	$3,037,887

Operating expenses:
Fuel	201,182	191,259	842,661	759,057
Purchased power and transmission	84,689	121,130	382,990	458,306
Loss (gain) on sale of Ohio T&D assets	—	(1,243)	—	29,256
Gain on sale of OVEC power agreement and shares	—	—	(6,124)	—
Deferred energy costs, net	2,359	3,272	7,584	(1,528)
Operations and maintenance	178,384	205,995	685,650	735,330
Depreciation and amortization	68,815	77,648	273,134	308,141
Taxes other than income taxes	43,644	52,438	203,274	212,534

Total operating expenses	579,073	650,499	2,389,169	2,501,096

Operating income	157,890	73,644	732,320	536,791

Other income and expenses, net	8,186	10,449	33,956	44,230

Interest expense and preferred dividends:
Interest expense	60,378	70,573	270,264	436,447
Preferred dividends of subsidiary	293	293	1,172	4,071

Total interest expense and preferred dividends	60,671	70,866	271,436	440,518

Income from continuing operations before income taxes and minority interest	105,405	13,227	494,840	140,503

Income tax expense	43,415	10,152	173,543	64,771

Minority interest in net income (loss) of subsidiaries	182	(313)	2,562	587

Income from continuing operations	61,808	3,388	318,735	75,145

Income (loss) from discontinued operations, net of tax	2,789	5,670	586	(6,152)

Income before cumulative effect of accounting changes	64,597	9,058	319,321	68,993

Cumulative effect of accounting change, net of tax of $3,367	—	(5,928)	—	(5,928)

Net income	$64,597	$3,130	319,321	$63,065

Common Shares Data:
Weighted average common shares outstanding
Basic	165,286	162,842	164,184	155,016
Diluted	168,932	166,941	168,676	158,634

Basic income (loss) per common share:
Income from continuing operations	$0.37	$0.02	$1.94	$0.48
Income (loss) from discontinued operations, net of tax	0.02	0.04	—	(0.04)
Cumulative effect of accounting change, net of tax	—	(0.04)	—	(0.04)

Net income per common share	$0.39	$0.02	$1.94	$0.40

Diluted income (loss) per common share:
Income from continuing operations	$0.37	$0.02	$1.89	$0.47
Income (loss) from discontinued operations, net of tax	0.01	0.04	—	(0.04)
Cumulative effect of accounting changes, net of tax	—	(0.04)	—	(0.03)

Net income per common share	$0.38	$0.02	$1.89	$0.40

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

	As of December 31,
(In thousands)	2006	2005
ASSETS
Current Assets:
Cash and cash equivalents	$114,138	$262,212
Accounts receivable:
Customer	167,792	179,634
Unbilled utility revenue	117,977	129,111
Wholesale and other	63,894	82,261
Allowance for uncollectible accounts	(14,591)	(16,778)
Materials and supplies	96,117	98,069
Fuel	74,951	67,273
Deferred income taxes	127,531	93,404
Prepaid taxes	44,603	45,758
Assets held for sale	—	1,521
Collateral deposits	39,399	147,775
Commodity contracts	1,430	9,325
Restricted funds	12,923	21,589
Regulatory assets	39,128	38,418
Other	24,130	14,246

Total current assets	909,422	1,173,818

Property, Plant and Equipment, Net:
Generation	5,820,278	5,751,077
Transmission	1,056,759	1,028,323
Distribution	3,597,405	3,448,350
Other	412,894	429,108
Accumulated depreciation	(4,636,972)	(4,508,707)

Subtotal	6,250,364	6,148,151
Construction work in progress	262,529	129,277

Total property, plant and equipment, net	6,512,893	6,277,428

Investments and Other Assets:
Non-current assets held for sale	—	48,559
Goodwill	367,287	367,287
Investments in unconsolidated affiliates	28,259	28,555
Intangible assets	—	27,396
Other	27,932	49,413

Total investments and other assets	423,478	521,210

Deferred Charges:
Regulatory assets	674,095	544,810
Other	32,558	41,546

Total deferred charges	706,653	586,356

Total Assets	$8,552,446	$8,558,812

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
(unaudited)

	As of December 31,
(In thousands, except share data)	2006	2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Long-term debt due within one year	$201,189	$477,217
Accounts payable	236,706	316,713
Accrued taxes	136,216	154,587
Commodity contracts	5,984	92,934
Accrued interest	99,854	91,433
Other	140,830	153,570

Total current liabilities	820,779	1,286,454

Long-term Debt	3,383,986	3,624,483
Deferred Credits and Other Liabilities:
Commodity contracts	17,982	22,994
Investment tax credit	72,938	76,965
Deferred income taxes	936,911	706,092
Obligations under capital leases	26,007	16,427
Regulatory liabilities	464,092	454,275
Adverse power purchase commitment	166,937	184,224
Other	547,706	445,614

Total deferred credits and other liabilities	2,232,573	1,906,591

Commitments and Contingencies
Minority Interest	10,713	21,989
Preferred Stock of Subsidiary	24,000	24,000
Common Stockholders’ Equity:
Common stock, $1.25 par value, 260 million shares authorized and 165,409,908 and 163,002,295 shares issued at December 31, 2006 and 2005, respectively	206,762	203,753
Other paid-in capital	1,907,879	1,880,644
Retained earnings (accumulated deficit)	74,698	(244,625)
Treasury stock at cost; 49,493 shares	(1,756)	(1,756)
Accumulated other comprehensive loss	(107,188)	(142,721)

Total common stockholders’ equity	2,080,395	1,695,295

Total Liabilities and Stockholders’ Equity	$8,552,446	$8,558,812

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
RESULTS BY BUSINESS SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2006 and 2005
(unaudited)

(In millions)	Delivery	Generation
	and	and
2006	Services	Marketing	Eliminations	Total
Operating revenues	$680.4	$424.6	$(368.0)	$737.0
Fuel	—	201.2	—	201.2
Purchased power and transmission	444.2	6.6	(366.1)	84.7
Deferred energy costs, net	2.4	—	—	2.4
Operations and maintenance	79.8	100.4	(1.9)	178.3
Depreciation and amortization	38.0	30.8	—	68.8
Taxes other than income taxes	23.3	20.4	—	43.7

Operating income	92.7	65.2	—	157.9
Other income and expenses, net	5.7	3.3	(0.8)	8.2
Interest expense and preferred dividends	19.0	42.5	(0.8)	60.7

Income from continuing operations before income taxes and minority interest	79.4	26.0	—	105.4
Income tax expense from continuing operations	12.5	30.9	—	43.4
Minority interest in net income of subsidiaries	—	0.2	—	0.2

Income (loss) from continuing operations	66.9	(5.1)	—	61.8
Income (loss) from discontinued operations, net of tax	(1.0)	3.8	—	2.8

Net income (loss)	$65.9	$(1.3)	$—	$64.6

2005
Operating revenues	$711.8	$385.4	$(373.2)	$724.0
Fuel	—	191.3	—	191.3
Purchased power and transmission	472.5	19.4	(370.8)	121.1
Gain on sale of Ohio T&D assets	(1.2)	—	—	(1.2)
Deferred energy costs, net	3.3	—	—	3.3
Operations and maintenance	92.1	116.2	(2.4)	205.9
Depreciation and amortization	38.3	39.3	—	77.6
Taxes other than income taxes	31.5	20.9	—	52.4

Operating income (loss)	75.3	(1.7)	—	73.6
Other income and expenses, net	7.3	3.5	(0.4)	10.4
Interest expense and preferred dividends	21.4	49.9	(0.4)	70.9

Income (loss) from continuing operations before income taxes and minority interest	61.2	(48.1)	—	13.1
Income tax expense (benefit) from continuing operations	26.4	(16.3)	—	10.1
Minority interest in net loss of subsidiaries	—	(0.3)	—	(0.3)

Income (loss) from continuing operations	34.8	(31.5)	—	3.3
Income from discontinued operations, net of tax	3.5	2.2	—	5.7
Cumulative effect of accounting change, net of tax	—	(5.9)	—	(5.9)

Net income (loss)	$38.3	$(35.2)	$—	$3.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
RESULTS BY BUSINESS SEGMENT
YEAR ENDED DECEMBER 31, 2006 and 2005
(unaudited)

(In millions)	Delivery	Generation
	and	and
2006	Services	Marketing	Eliminations	Total
Operating revenues	$2,717.7	$1,834.4	$(1,430.6)	$3,121.5
Fuel	—	842.7	—	842.7
Purchased power and transmission	1,773.0	33.2	(1,423.2)	383.0
Gain on sale of OVEC power agreement and shares	—	(6.1)	—	(6.1)
Deferred energy costs, net	7.6	—	—	7.6
Operations and maintenance	344.0	349.0	(7.4)	685.6
Depreciation and amortization	151.3	121.8	—	273.1
Taxes other than income taxes	122.0	81.3	—	203.3

Operating income	319.8	412.5	—	732.3
Other income and expenses, net	22.2	14.8	(3.0)	34.0
Interest expense and preferred dividends	81.4	193.1	(3.0)	271.5

Income from continuing operations before income taxes and minority interest	260.6	234.2	—	494.8
Income tax expense from continuing operations	80.2	93.3	—	173.5
Minority interest in net income of subsidiaries	—	2.6	—	2.6

Income from continuing operations	180.4	138.3	—	318.7
Income (loss) from discontinued operations, net of tax	(1.0)	1.6	—	0.6

Net income	$179.4	$139.9	$—	$319.3

2005
Operating revenues	$2,845.5	$1,703.3	$(1,510.9)	$3,037.9
Fuel	—	759.1	—	759.1
Purchased power and transmission	1,878.7	81.0	(1,501.4)	458.3
Loss on sale of Ohio T&D assets	29.3	—	—	29.3
Deferred energy costs, net	(1.5)	—	—	(1.5)
Operations and maintenance	388.5	356.2	(9.5)	735.2
Depreciation and amortization	153.6	154.6	—	308.2
Taxes other than income taxes	130.4	82.1	—	212.5

Operating income	266.5	270.3	—	536.8
Other income and expenses, net	24.2	21.1	(1.1)	44.2
Interest expense and preferred dividends	123.3	318.2	(1.0)	440.5

Income (loss) from continuing operations before income taxes and minority interest	167.4	(26.8)	(0.1)	140.5
Income tax expense from continuing operations	55.2	9.6	—	64.8
Minority interest in net income of subsidiaries	—	0.6	—	0.6

Income (loss) from continuing operations	112.2	(37.0)	(0.1)	75.1
Income (loss) from discontinued operations, net of tax	1.0	(7.2)	0.1	(6.1)
Cumulative effect of accounting change, net of tax	—	(5.9)	—	(5.9)

Net income (loss)	$113.2	$(50.1)	$—	$63.1

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(in millions, except per share data)
(unaudited)

	INCOME FROM
	CONTINUING
	OPERATIONS BEFORE
	INCOME TAXES AND		DILUTED INCOME
THREE MONTHS ENDED DECEMBER 31, 2006	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:
Income — GAAP Basis	$105.4	$64.6	$0.38

Adjustments:
Income from discontinued operations		(2.8)

Adjusted Income	$105.4	$61.8	$0.37

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$64.6
Income from discontinued operations		(2.8)
Interest expense and preferred dividends		60.7
Income tax expense		43.4
Depreciation and amortization		68.8

EBITDA from continuing operations		234.7
No adjustments		—

Adjusted EBITDA from continuing operations		$234.7

	INCOME FROM
	CONTINUING
	OPERATIONS BEFORE
	INCOME TAXES AND		DILUTED INCOME
THREE MONTHS ENDED DECEMBER 31, 2005	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:
Income — GAAP Basis	$13.1	$3.1	$0.02

Adjustments:
Income from discontinued operations		(5.7)
Cumulative effect of accounting change (1)		5.9
Rounding		0.1

Adjusted Income	$13.1	$3.4	$0.02

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$3.1
Income from discontinued operations		(5.7)
Cumulative effect of accounting change (1)		5.9
Interest expense and preferred dividends		70.9
Income tax expense		10.2
Depreciation and amortization		77.7

EBITDA from continuing operations		162.1
No adjustments		—

Adjusted EBITDA from continuing operations		$162.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME FROM		INCOME FROM
	CONTINUING		CONTINUING
	OPERATIONS BEFORE		OPERATIONS BEFORE
THREE MONTHS ENDED DECEMBER 31,	INCOME TAXES AND	NET	INCOME TAXES AND	NET
2006	MINORITY INTEREST	INCOME	MINORITY INTEREST	LOSS

Calculation of Adjusted Income:
Income (Loss) — GAAP Basis	$79.4	$65.9	$26.0	$(1.3)

Adjustments:

Loss (income) from discontinued operations		1.0		(3.8)

Adjusted Income (Loss)	$79.4	$66.9	$26.0	$(5.1)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME FROM		LOSS FROM
	CONTINUING		CONTINUING
	OPERATIONS BEFORE		OPERATIONS BEFORE
THREE MONTHS ENDED DECEMBER 31,	INCOME TAXES AND	NET	INCOME TAXES AND	NET
2005	MINORITY INTEREST	INCOME	MINORITY INTEREST	LOSS

Calculation of Adjusted Income:
Income (Loss) — GAAP Basis	$61.2	$38.3	$(48.1)	$(35.2)

Adjustments:
Income from discontinued operations		(3.5)		(2.2)
Cumulative effect of accounting change (1)		—		5.9

Adjusted Income (Loss)	$61.2	$34.8	$(48.1)	$(31.5)

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(in millions, except per share data)
(unaudited)

	INCOME FROM
	CONTINUING
	OPERATIONS BEFORE
	INCOME TAXES AND		DILUTED INCOME
YEAR ENDED DECEMBER 31, 2006	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$494.8	$319.3	$1.89

Adjustments:
Income from discontinued operations		(0.6)
Change in Pennsylvania state income tax law (2)		(16.7)
Write-off of prior deferred financing costs (3)	9.5	5.8

Adjusted Income	$504.3	$307.8	$1.83

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$319.3
Income from discontinued operations		(0.6)
Interest expense and preferred dividends		271.5
Income tax expense		173.5
Depreciation and amortization		273.1

EBITDA from continuing operations		1,036.8
No adjustments		—

Adjusted EBITDA from continuing operations		$1,036.8

	INCOME FROM
	CONTINUING
	OPERATIONS BEFORE
	INCOME TAXES AND		DILUTED INCOME
YEAR ENDED DECEMBER 31, 2005	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$140.5	$63.1	$0.40

Adjustments:
Loss from discontinued operations		6.2
Cumulative effect of accounting change (1)		5.9
Interest expense related to Merrill Lynch summary judgment (4)	38.5	24.3
Expense related to conversion of trust preferred securities (3)	47.2	29.8
Cash receipt from former trading executive’s forfeited assets (5)	(11.2)	(6.9)
Receipt of Hatfield power station insurance proceeds (6)	(17.7)	(10.9)
Redemption costs of 10.25% and 13.0% Senior Notes (3)	32.6	20.1
Impairment charge on Ohio T&D assets (7)	30.5	18.0

Adjusted Income	$260.4	$149.6	$0.94

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$63.1
Loss from discontinued operations		6.2
Cumulative effect of accounting change		5.9
Interest expense and preferred dividends		440.5
Income tax expense		64.8
Depreciation and amortization		308.1

EBITDA from continuing operations		888.6
Cash receipt from former trading executive’s forfeited assets (5)		(11.2)
Receipt of Hatfield power station insurance proceeds (6)		(17.7)
Impairment charge on Ohio T&D assets (7)		$30.5

Adjusted EBITDA from continuing operations		$890.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME FROM		INCOME FROM
	CONTINUING		CONTINUING
	OPERATIONS		OPERATIONS
	BEFORE		BEFORE INCOME
	INCOME TAXES		TAXES AND
	AND MINORITY		MINORITY
YEAR ENDED DECEMBER 31, 2006	INTEREST	NET INCOME	INTEREST	NET INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$260.6	$179.4	$234.2	$139.9

Adjustments:
Loss (income) from discontinued operations		1.0		(1.6)
Change in Pennsylvania state income tax law (2)		—		(16.7)
Write-off of prior deferred financing costs (3)	1.6	1.0	7.9	4.9

Adjusted Income	$262.2	$181.4	$242.1	$126.5

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME FROM
	CONTINUING
	OPERATIONS		INCOME FROM
	BEFORE INCOME		CONTINUING
	TAXES AND		OPERATIONS BEFORE
	MINORITY	NET	INCOME TAXES AND	NET
YEAR ENDED DECEMBER 31, 2005	INTEREST	INCOME	MINORITY INTEREST	INCOME

Calculation of Adjusted Income:
Income (Loss) — GAAP Basis	$167.4	$113.2	$(26.8)	$(50.1)

Adjustments:

Loss from discontinued operations		(1.0)		7.2
Cumulative effect of accounting change (1)		—		5.9
Interest expense related to Merrill Lynch summary judgment (4)	—	—	38.5	24.3
Expense related to conversion of trust preferred securities (3)	21.0	13.2	26.2	16.6
Cash receipt from former trading executive’s forfeited assets (5)	—	—	(11.2)	(6.9)
Receipt of Hatfield power station insurance proceeds (6)	—	—	(17.7)	(10.9)
Redemption costs of 10.25% and 13.0% Senior Notes (3)	—	—	32.6	20.1
Impairment charge on Ohio T&D assets (7)	30.5	18.0	—	—

Adjusted Income	$218.9	$143.4	$41.6	$6.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED OPERATIONS AND MAINTENANCE EXPENSE
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, 2004 AND 2003
(in millions)
(unaudited)

	YEAR ENDED DECEMBER 31,
	2006	2005	2004	2003

Operations and maintenance expense — GAAP Basis (8):	$685.6	$735.2	$798.8	$965.0

Receipt of Hatfield power station insurance proceeds	—	17.7	—	--
New York office space charge	—	—	(2.4)	(4.6)
Severance accrual	—	—	(3.9)	--
Loss on assets retired/held for sale	—	—	—	(37.5)
Baltimore Gas & Electric contract termination costs	—	—	—	(32.0)
Special termination and other benefits	—	—	—	(15.7)
Enron litigation reserves	—	—	—	(7.0)
Asset sales	—	—	—	(3.6)

Adjusted operations and maintenance expense	$685.6	$752.9	$792.5	$864.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures
Notes to Reconciliation of Non-GAAP Financial Measures:
(1)	Represents the charge recorded in connection with adoption of the Financial Accounting Standards Board’s Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations.”

(2)	Included in income tax expense on the Consolidated Statements of Operations.

(3)	Included in interest expense on the Consolidated Statements of Operations.

(4)	Included in interest expense on the Consolidated Statements of Operations. This amount represents the estimated interest owed to Merrill Lynch from March 16, 2001 thru March 31, 2005. It does not include interest accrued subsequent to March 31, 2005.

(5)	Included in other income and expenses, net, on the Consolidated Statements of Operations.

(6)	Included in operations and maintenance expense on the Consolidated Statements of Operations.

(7)	Included in loss on sale of Ohio T&D assets on the Consolidated Statements of Operations.

(8)	Operations and maintenance expense reflects the reclassification of fuel handling and residual disposal costs to fuel expense for all periods presented.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS
(unaudited)
Three Months Ended December 31,

	2006	2005	Change

DELIVERY AND SERVICES:
Retail electricity sales (million KWH)	10,921	12,158	-10.2%
Usage per customer (KWH):
Residential	3,016	3,118	-3.3%
Commercial	14,900	15,380	-3.1%
Industrial	155,254 *	186,925	-16.9%
GENERATION AND MARKETING:
Total generation (million KWH):
Supercritical coal	9,544	9,005	6.0%
Other coal	1,452	1,620	-10.4%
Gas	72	77	-6.6%
Hydro and other	488	825	-40.9%
Total	11,556	11,527	0.3%
Net capacity factor:
Supercritical coal	71%	67%	4%
All coal	66%	64%	2%
Equivalent availability factor:
Supercritical coal	79%	76%	3%
All coal	80%	77%	3%
DEGREE DAYS:
Heating	1,792	1,996	-10.2%
Cooling	3	22	-86.4%

*	Reflects the expiration of a below-market contract with a Maryland industrial customer

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS (cont.)
(unaudited)
Twelve Months Ended December 31,

	2006	2005	Change

DELIVERY AND SERVICES:
Retail electricity sales (million KWH)	43,179	48,275	-10.6%
Usage per customer (KWH):
Residential	12,040	12,538	-4.0%
Commercial	60,213	61,458	-2.0%
Industrial	605,805 *	739,892	-18.1%
GENERATION AND MARKETING:
Total generation (million KWH):
Supercritical coal	39,813	37,740	5.5%
Other coal	5,865	6,011	-2.4%
Gas	473	586	-19.2%
Hydro and other	2,455	3,763	-34.8%
Total	48,606	48,100	1.1%
Net capacity factor:
Supercritical coal	76%	72%	4%
All coal	70%	67%	3%
Equivalent availability factor:
Supercritical coal	84%	83%	1%
All coal	85%	84%	1%
DEGREE DAYS:
Heating	4,861	5,333	-8.9%
Cooling	781	1,087	-28.2%

*	Reflects the expiration of a below-market contract with a Maryland industrial customer